UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

__________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 24, 2008

International Gold Resources, Inc.

 (Exact Name of Registrant as Specified in Charter)

Delaware	000-50103	20-0873122
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7200 S. Alton Way, Suite A-250, Centennial, Colorado 80112

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 936-1300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 24, 2008, International Gold Resources, Inc. (the “Company”) received the resignation of Tim B. Acton, as the Company’s Chief Operating Officer and from the Board of Directors effective December 31, 2008.  Mr. Acton is pursuing other opportunities and had no disagreements with the Company regarding its policies, operations, or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Gold Resources, Inc.

By: /s/ Robert L. Dumont
Robert L. Dumont
Dated: December 2, 2008	President and Chief Executive Officer

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